UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D. C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15 (d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)   September 26, 2005

HORMEL FOODS CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	1-2402	41-0319970
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

1 Hormel Place
Austin, MN  55912

(Address of Principal Executive Office)

Registrant’s telephone number, including area code:  (507) 437-5611

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 5 – CORPORATE GOVERNANCE AND MANAGEMENT

Item 5.02  Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

On September 26, 2005, Hormel Foods Corporation’s (the “Company’s”) Board of Directors elected Jeffrey M. Ettinger, age 46, to succeed Joel W. Johnson as chief executive officer of the corporation, effective January 1, 2006.  Mr. Johnson is retiring as chief executive officer on January 1, 2006, and will continue to serve as chairman of the board after that date.

Mr. Ettinger began his career with the Company in 1989 and held various positions until being named vice president in 1999 and president of Jennie-O Foods in 2000.  In 2001, he was named president and chief operating officer of Jennie-O Turkey Store following the acquisition of The Turkey Store Company and was promoted to group vice president of Hormel later that year.  In 2003, Mr. Ettinger was named president and chief executive officer of Jennie-O Turkey Store where he served until being named president and chief operating officer of Hormel in 2004.

Mr. Ettinger has no family relationships with any member of the Board or any other executive officer of the Company, and is not a party to any transaction with the Company or any subsidiary of the Company.  Mr. Ettinger and the Company have not entered into any employment agreement in connection with his election as chief executive officer.

A press release announcing the election is attached hereto as Exhibit 99.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

Pursuant to resolutions approved by the Board of Directors of the Company on September 26, 2005, the Board of Directors approved amendments to Sections 2, 9, 13, 15, 28.C., 31.A., 32.A., 32.B., 34, 38 and 42 of the Bylaws of Hormel Foods Corporation.

Section 2 is amended to include a change of address for the Company’s registered agent.

Section 9 is amended concerning the availability of the list of stockholders for review prior to each stockholders’ meeting.

Section 15 is amended to remove the month of October from the schedule of regularly occurring meetings of the Company’s Board of Directors.

Section 28.C. is amended to allow the President of the Company to be the Chief Executive Officer of the corporation if so designated by the Board of Directors.

Sections 13, 31.A., 32.A., 32.B., 34, 38 and 42 are amended to substitute “his or her” in place of “his” and “he or she” in place of “he” in each instance where such words appear.

Section 9 – FINANCIAL STATEMENTS AND EXHIBITS

Item 9.01 Financial Statements and Exhibits

(c)    Exhibits pursuant to Item 5.02 and Item 5.03

3(ii)             Amendment of Sections 2, 9, 13, 15, 28.C., 31.A., 32.A., 32.B., 34, 38 and 42 of the Bylaws of Hormel Foods Corporation

99                Press release, dated September 27, 2005, announcing the election of Jeffrey M. Ettinger as chief executive officer

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

HORMEL FOODS CORPORATION
(Registrant)

Dated:	September 30, 2005	By	/s/M. J. McCOY
M. J. McCOY
Executive Vice President and Chief Financial Officer

Dated:	September 30, 2005	By	/s/J. H. FERAGEN
J. H. FERAGEN
Vice President and Treasurer